SUPPLEMENT TO THE PROSPECTUSES

                         CREDIT SUISSE FIXED INCOME FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND
    CREDIT SUISSE INSTITUTIONAL FUND--INVESTMENT GRADE FIXED INCOME PORTFOLIO
                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                     CREDIT SUISSE SHORT DURATION BOND FUND

The following information supersedes certain information in the funds' Prospectuses.

     Michael Buchanan, Kevin Barry and Craig Ruch (see biographies below) join the Credit Suisse Fixed Income Management Team, which is responsible for the day-to-day management of the fund. The current members of the team are Jo Ann Corkan, Suzanne E. Moran and David N. Fisher. Leland Crabbe is no longer a member of the team.

     MICHAEL BUCHANAN, CFA, Managing Director, is head of U.S. credit products. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.

     KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities. He joined CSAM in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

     CRAIG RUCH, CFA, Director, is a portfolio manager responsible for investment-grade corporate bonds. He joined CSAM in 2004. Mr. Ruch began his career at Conseco Capital Management, where he worked from 1994 to 2000, most recently as a Second Vice President and co-portfolio manager focusing on investment-grade and crossover-credit corporate debt. Subsequently, he was a senior fixed income trader at Salomon Smith Barney, with responsibility for managing investment-grade telecommunications and utility debt, from 2000 to 2003; and a senior fixed income trader at Janus Capital Management in 2003 and 2004. Mr. Ruch holds a B.S. in finance from Indiana University.

The biographies of the other team members are in the Prospectuses.

Dated: April 20, 2004                                                16-0404
                                                                         for
                                                                       WPBDF
                                                                       ADFIX
                                                                       CSFIX
                                                                       WPBDF
                                                                       CSGIA
                                                                       CSISB
                                                                       CSSDA
                                                                    2004-016